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Exhibit 24

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2002.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.

/s/ F. Duane Ackerman F. Duane Ackerman Chairman of the Board, President Chief Executive Officer and Director (Principal Executive Officer)	February 24, 2003 Date
/s/ Ronald M. Dykes Ronald M. Dykes Chief Financial Officer (Principal Financial Officer)	February 24, 2003 Date
/s/ W. Patrick Shannon W. Patrick Shannon Vice President—Finance	February 24, 2003 Date

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2002.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Reuben V. Anderson Reuben V. Anderson Director	February 24, 2003 Date

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2002.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ James H. Blanchard James H. Blanchard Director	February 24, 2003 Date

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2002.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ J. Hyatt Brown J. Hyatt Brown Director	February 24, 2003 Date

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2002.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Armando M. Codina Armando M. Codina Director	February 24, 2003 Date

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2002.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Kathleen F. Feldstein Kathleen F. Feldstein Director	February 24, 2003 Date

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2002.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ James P. Kelly James P. Kelly Director	February 24, 2003 Date

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2002.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Joseph M. Magliochetti Joseph M. Magliochetti Director	February 24, 2003 Date

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2002.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Leo F. Mullin Leo F. Mullin Director	February 24, 2003 Date

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2002.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Eugene F. Murphy Eugene F. Murphy Director	February 24, 2003 Date

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2002.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ Robin B. Smith Robin B. Smith Director	February 24, 2003 Date

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS:

        WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2002.

        NOW THEREFORE, each of the undersigned hereby constitutes and appoints F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

/s/ William S. Stavropoulos William S. Stavropoulos Director	February 24, 2003 Date

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